UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 2002

                             NORTHERN OSTRICH CORP.
             (Exact name of registrant as specified in its charter)

           NEVADA                  000-32919            86-0947048
  (State or other jurisdiction    (Commission         (IRS  Employer
      of  incorporation)          File  Number)     Identification  No.)


                              3756 WEST 2ND AVENUE
                        VANCOUVER, B.C., CANADA  V6R 1J9
                    (Address of principal executive offices)


                                  604-222-7898
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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                       INFORMATION INCLUDED IN THIS REPORT


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.


     On October 20, 2002, the directors of the registrant, Northern Ostrich, voted to appoint to the board of directors and as an officer of the company, Mr. Bruce Johnstone of North Vancouver, B.C. On this same day, Mr. Bruce Johnstone accepted the aforementioned position.


     On October 31, 2002, Northern Ostrich. accepted letters of resignation from the board of directors and as officers of the company from Mr. Manfred Schultz and Mr. Gerald Hinkley. The resignations were offered for personal reasons and not for any disagreement with management of the company or its policies. Both the resigning directors and the company part ways on good terms and with no outstanding issues.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NORTHERN  OSTRICH  CORP.

                                      (Registrant)

                                      By:  /s/  Bruce  Johnstone
                                      ----------------------------
                                      Bruce  Johnstone,  President



Date:  November  1,  2002